SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K


                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934



Date of Report (date of earliest event reported):           March 15, 2002




                              AUDIOVOX CORPORATION
-------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



         DELAWARE                      0-28839         13-1964841
----------------------------        ------------    --------------------------
(State or other jurisdiction        (Commission     (I.R.S. Employer
 of Incorporation or                 File Number)    Identification Number)
 organization)



150 Marcus Boulevard, Hauppauge, New York             11788
------------------------------------------------------------------------------
(Address of principal executive offices)            (Zip Code)



Registrant's telephone number, including area code:  (631) 231-7750
                                                     ----------------




                               Page 1 of (6) Pages
                            Exhibit Index on Page (2)

    Item 5.    Other Events.
               ------------

     On March 15, 2002 Audiovox Corporation (the "Company") announced that it has revised its previously released results for fiscal 2001. A copy of the Press Release is filed as Exhibit 1 hereto.

    Item 7.       Exhibits.
                  ---------
Exhibit 1.          Press release dated March 15, 2002.



                               Page 2 of (6) Pages
                            Exhibit Index on Page (2)

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 AUDIOVOX CORPORATION

    Dated:  March 19, 2002                       BY: s/C. Michael Stoehr
                                                     ---------------------------
                                                      C. Michael Stoehr
                                                      Senior Vice President and
                                                      Chief Financial Officer




                               Page 3 of (6) Pages
                            Exhibit Index on Page (2)

FOR IMMEDIATE RELEASE



                AUDIOVOX CORPORATION REVISES PREVIOUSLY RELEASED
                   2001 LOSS AS A RESULT OF MARKET CONDITIONS

HAUPPAUGE, NY, MARCH 15, 2002 ... AUDIOVOX CORPORATION (NASDAQ: VOXX) today announced that it has revised its' previously released results for fiscal 2001. As a result of current market conditions, the Company has recorded an additional net charge of $1.2 million relating to its wireless inventory.

Net loss and loss per share for the fourth quarter were $3.5 million or $0.16 basic and diluted compared to net income and income per share of $5.1 million and $0.23 basic and diluted in the fourth quarter of 2000. For the fiscal year ended November 30, 2001, net loss and loss per share were $8.2 million or $0.38 basic and diluted compared to net income and income per share of $27.2 million and $1.27 basic and $1.21 diluted for 2000.

Additional details can be found in the Company's 10-K for the fiscal year ended November 30, 2001.

Audiovox Corporation is an international leader in the marketing of cellular telephones, vehicle security and entertainment systems, and consumer electronics products. The Company conducts its business through two subsidiaries and markets its products both domestically and internationally under its own brands. It also functions as an OEM (Original Equipment Manufacturer) supplier to several customers. For additional information, please visit Audiovox on the Web at http://www.audiovox.com.

Except for historical information contained herein, statements made in this release that would constitute forward-looking statements may involve certain risks such as our ability to keep pace with technological advances, significant competition in the wireless, mobile and consumer electronics businesses, quality and consumer acceptance of newly introduced products, our relationships with key suppliers and customers, market volatility, non- availability of product, excess inventory, price and product competition, new product introductions, the uncertain economic and political climate in the United States and throughout the rest of the world and the potential that such climate may deteriorate further and other risks detailed in the Company's Form 10K for the fiscal year ended November 30,

                                    Exhibit 1

2001. These factors, among others may cause actual results to differ materially from the results suggested in the forward-looking statements.

COMPANY CONTACTS:                            FOR INVESTOR RELATIONS
-----------------                            ----------------------
                                                INQUIRIES:
                                                ----------
C. Michael Stoehr                            Chris Fullam / Glenn Wiener
Audiovox Corporation                         PR 21 for Audiovox
(631) 231-7750                               (212) 299-3956 / (212) 299-8980





                                    Exhibit 1

                              AUDIOVOX CORPORATION
                      CONSOLIDATED STATEMENTS OF OPERATIONS
                 (IN THOUSANDS, EXCEPT SHARE AND PER SHARE DATA)


                                                     THREE MONTHS ENDED
                                                        NOVEMBER 30,             TWELVE MONTHS ENDED
                                                                                        NOVEMBER 30,
                                                           (UNAUDITED)          (audited)      (unaudited)
                                                       2000           2001           2000         2001
                                                   -----------    -----------    -----------   -----------

Net sales                                              510,876        345,802      1,704,459     1,267,746

Cost of sales                                          473,255        317,160      1,552,091     1,167,208
                                                   -----------    -----------    -----------   -----------

Gross profit                                            37,621         28,642        152,368       100,538

Operating expenses
     Selling                                            14,268         13,627         45,942        41,151
     General and administrative                         12,670         12,433         47,020        46,405
     Warehousing, assembly and repair                    5,309          6,322         20,882        23,519
                                                   -----------    -----------    -----------   -----------
        Total operating expenses                        32,247         32,382        113,844       111,075
                                                   -----------    -----------    -----------   -----------

Operating income (loss)                                  5,374         (3,740)        38,524       (10,537)


Other income (expense)                                    (679)        (1,142)         1,441        (1,609)
                                                   -----------    -----------    -----------   -----------
Income (loss) before provision for (recovery of)
     income taxes and extraordinary item                 4,695         (4,882)        39,965       (12,146)
Provision for (recovery of) income taxes                 1,822         (1,364)        14,925        (3,937)
                                                   -----------    -----------    -----------   -----------

Income (loss) before extraordinary item                  2,873         (3,518)        25,040        (8,209)


Extraordinary item                                       2,189           --            2,189          --
                                                   -----------    -----------    -----------   -----------

Net income (loss)                                        5,062         (3,518)        27,229        (8,209)
                                                   ===========    ===========    ===========   ===========

Net income (loss)  per common share before
     extraordinary item:
        basic                                      $      0.13    $     (0.16)   $      1.17   $     (0.38)
                                                   ===========    ===========    ===========   ===========
        diluted                                    $      0.13    $     (0.16)   $      1.11   $     (0.38)
                                                   ===========    ===========    ===========   ===========

Net income (loss)  per common share:
        basic                                      $     0.23     $     (0.16)   $      1.27   $     (0.38)
                                                   ===========    ===========    ===========   ===========
        diluted                                    $     0.23     $     (0.16)   $      1.21   $     (0.38)
                                                   ===========    ===========    ===========   ===========

Weight average number of common shares
outstanding:
        Basic                                       21,902,327     21,966,461     21,393,566    21,877,100
                                                   ===========    ===========    ===========   ===========
        Diluted                                     22,421,685     21,966,461     22,565,806    21,877,100
                                                   ===========    ===========    ===========   ===========

                                                  # # #

                                                Exhibit 1